                                                                   Exhibit 10.14

                         [On Deutsche Bank Letterhead]

Orbital Sciences Corporation                              July 8, 1996
21700 Atlantic Boulevard                                  Dept.: LEX/FGY
Dulles, Virginia 20166                                    Ref.:  DEF/18095
                                                          Tel.:  (212) 469-8180

Attention:   Jeffrey V. Pirone
             Vice President & Controller

Ladies and Gentlemen:

We hereby confirm to you that Deutsche Bank AG New York Branch and/or Cayman Islands Branch is, on an uncommitted and case by case basis, prepared to consider from time to time making advances available to you up to an aggregate principal amount of Twenty Five Million United States Dollars (US$25,000,000).

Any such advances will be in the forte of domestic dollar loans and Eurodollar loans in each case for a period of up to (3) months.

Prior to considering any request to utilize this uncommitted line, we need to receive a duly executed note (the "Note"), substantially in the form of the Exhibit A attached hereto and our standard account documentation. In order to simplify matters, we have taken the liberty of issuing a note for the full amount, although your borrowings from us may at times be less. You will therefore observe that the aforementioned note will be considered by us only for the amount of your actual outstanding obligations toward us.

Furthermore, please be advised that this letter and the Note issued pursuant hereto supersede and replace the Bank's letter to you dated April 17, 1996 and the note issued pursuant thereto. Your signature below shall indicate your agreement that on and after the date of this letter all amounts outstanding thereunder and under such note shall be considered to be outstanding hereunder and under the Note.

By accepting this letter, you hereby acknowledge and agree that we may share with any of our affiliates any information related to you and your subsidiaries and affiliates (including, without limitation, any non-public customer information regarding your creditworthiness and that of your subsidiaries and affiliates).

THIS LETTER AND OUR RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

We thank you for the opportunity to be of service.

                                           Very truly yours,

                                           Deutsche Bank AG
                                           New York Branch/Cayman Islands Branch




          /s/ James Fox                               /s/ Robert Wood
         --------------                              ----------------
         James Fox                                   Robert Wood
         Assistant Vice President                    Vice President



Agreed:

Orbital Sciences Corporation

By: /s/ Jeffrey Pirone                             By: /s/ Kenneth H. Sunshine
   -------------------                                ------------------------
Title: Vice President, Controller                  Title:       Treasurer

                                      NOTE

U.S.$25,000,000                                                July 8, 1996

                 FOR VALUE RECEIVED, the undersigned promises to pay to the order of Deutsche Bank AG (the "Bank") New York and/or Cayman Islands Branches in lawful money of the United States of America and in immediately available funds the principal amount of Twenty Five Million United States Dollars (U.S.$25,000,000) or, if less, the unpaid principal amount of all loans made by the Bank's New York Branch or Cayman Islands Branch to the undersigned from time to time at the principal office of Deutsche Bank AG New York Branch, New York, New York, on the dates endorsed on the schedule (the "Grid") attached hereto.

                 The undersigned also promises to pay interest on the unpaid principal amounts made available by the Bank hereunder prior to maturity at the rates per annum set forth on the Grid. The undersigned hereby promises to pay the Bank interest, payable upon demand, on any amount of principal and, to the extent permitted by law, interest, remaining unpaid hereunder after maturity (whether by acceleration or otherwise) until paid in full at a rate equal to 2% plus the Bank's Base Rate. "Base Rate" shall mean a fluctuating interest rate per annum equal to the higher of the Bank's Prime Lending Rate or 0.50% above the Bank's Overnight Federal Funds Rate. "Prime Lending Rate" shall mean the rate announced by the Bank from time to time as its prime lending rate for unsecured commercial loans within the United States (but is not intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit to debtors). "Overnight Federal Funds Rate" shall mean the rate per annum at which the New York Branch of the Bank, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the interbank overnight federal funds market including through brokers of recognized standing. Any change in the interest rate resulting from a change in the Base Rate shall be effective on the effective date of each change in the Base Rate. Interest shall be based on the bank basis of a year of 360 days and the exact number of days elapsed. Interest shall commence to accrue on the date of each loan and be payable in lawful money of the United States of America at the office of the Bank listed above on each such loan's maturity date stated on the Grid (unless such loan has a maturity greater than three months in which event interest shall also be payable quarterly in arrears). The undersigned authorizes the Bank to debit its account with the Bank's New York Branch with respect to all payments hereon.

                 At the time of the making of any loan hereunder and upon each repayment of principal the Bank shall, and is hereby authorized to, make a notation on the Grid of the date and the amount and maturity of each such loan, the interest rate applicable thereto, and each principal repayment. However, the failure to make any such notation shall not limit or otherwise affect the undersigned's obligations hereunder with respect to any such loan or repayment of principal. Although this Note is dated the date of issue, interest in respect hereof shall be payable only for the period during which the loans evidenced hereby are outstanding and, although the stated amount hereof may be higher, this Note shall be enforceable, with respect to the undersigned's obligation to pay the principal amount hereof, and interest hereon, only to the extent of the unpaid principal amount of loans and accrued and unpaid interest evidenced hereby.

                 The term "Liabilities" shall include the liability evidenced by this Note and all other liabilities, direct or contingent, joint, several or independent, of the undersigned now or hereafter existing, due or to become due to, or held or to be held by, the Bank, whether created directly or acquired by assignment or otherwise.

                 Upon the occurrence of any of the following events (each an "Event of Default"): (i) nonpayment when due of any of the Liabilities; (ii) any representation in any financial or other statement of the undersigned delivered to the Bank by or on behalf of the undersigned being untrue or omitting any material fact; (iii) the failure of the undersigned or any of its subsidiaries to generally pay its debts as they come due or the admission in writing by the undersigned or any of its subsidiaries of its inability to pay its debts generally, or the making by the undersigned or any of its subsidiaries of an assignment for the benefit of creditors, or the institution of any proceeding by or against the undersigned or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or the appointment of a receiver, trustee, custodian or other similar official for the undersigned or any of its subsidiaries or for any substantial part of the property of the undersigned or any of its subsidiaries and, in the case of institution of any such proceeding against the undersigned or any of its subsidiaries, either such proceeding remaining undismissed or unstayed for a period of 30 days or any of the actions sought in the proceeding occurring, or the undersigned or any of its subsidiaries taking any corporate or other authorizing action in respect of the foregoing; (iv) failure of the undersigned or any of its subsidiaries to pay when due any principal, interest, premium, or other amount owing with respect to any of its indebtedness for borrowed money (including guarantees thereof) in an amount exceeding U.S.$25,000,000.00 (or its equivalent in any other currency) or any other event occurring or condition existing and continuing after any applicable grace period, the effect of which is to accelerate or to permit the acceleration of the maturity of such indebtedness; (v) any judgment or order for the payment of money in an amount exceeding U.S.$25,000,000.00 (or its equivalent in any other currency) shall be rendered against the undersigned or any of its subsidiaries and shall remain unpaid or unsatisfied for a period of 10 days; (vi) the undersigned becoming a party to any merger, consolidation, or sale of all or substantially all of its assets without the prior written consent of the Bank; (vii) failure of the undersigned or any of its subsidiaries to perform any agreement with the Bank; or (viii) a change in the condition or the affairs of the undersigned or any of its subsidiaries such that, in the opinion of the Bank, its credit risk is increased or the Bank deems itself insecure for any other reason; THEN AND IN ANY SUCH EVENT, the Bank in its discretion may, by written notice to the undersigned, declare the principal of and accrued interest on all Liabilities to be, whereupon the same shall become, forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the undersigned, provided, that upon the occurrence of any event specified in clause (iii) with respect to the undersigned such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the undersigned.

                 In the case of any non-payment when due of any Liabilities, the undersigned shall pay all costs and expenses of every kind for collection, including all attorneys' fees.

                 In the event that a determination is made by the Bank in its sole discretion that reserves must be maintained with any Federal Reserve Bank of the United States, with any other governmental authority whatsoever or otherwise pursuant to any Regulation of the Board of Governors of the Federal Reserve System or otherwise, in connection with the loans evidenced hereby or the funding thereof the undersigned agrees to pay and hold the Bank harmless from and against the cost of acquiring and/or maintaining any such reserves.
If any principal payment hereunder is made for any reason whatsoever on a date other than the maturity date, the undersigned (i) shall pay interest accrued thereon and (ii) shall on demand indemnify the Bank against all losses, including loss of profit and expenses, suffered by it in liquidating or otherwise employing deposits acquired to fund such loans until the stated maturity. A certificate of the Bank as to the amount required to be paid by the undersigned under this paragraph shall accompany such demand and shall be, except in the case of manifest error or in the absence of good faith, final and conclusive.

                 In the event that a determination is made by the Bank in its sole discretion that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of its obligations to the undersigned or of the loans to the undersigned evidenced hereby to a level below that which the Bank could have achieved but for such adoption, change, or compliance, the undersigned promises to pay on demand to the Bank such additional amount or amounts as will compensate the Bank for such reduction. A certificate of the Bank as to the amount required to be paid by the undersigned under this paragraph shall accompany such demand and shall be, except in the case of manifest error or in the absence of good faith, final and conclusive.

                 All payments to be made hereunder by the undersigned shall be made without set-off or counterclaim and in such amounts as may be necessary in order that every such payment (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatever nature imposed by the country of the undersigned or any political subdivision or taxing authority therein or thereof) shall not be less than the amounts otherwise specified to be paid hereunder.

                 No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The options, powers and rights of the Bank specified herein are in addition to those otherwise created.

                 THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED AND THE BANK HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY MATTER ARISING HEREUNDER.


                          Name:       Orbital Sciences Corporation
                                      ------------------------------------------

                          Address:    21700 Atlantic Boulevard
                                      ------------------------------------------

                                      Dulles, Virginia 20166
                                      ------------------------------------------

                                      ------------------------------------------


                          Signature(s): /s/
                                      ------------------------------------------

                          Signature(s):
                                      ------------------------------------------

                          Respective Title(s), if any:
                                                      --------------------------



                          LOAN AND REPAYMENT SCHEDULE

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Date     Amount of      Amount of       Unpaid        Maturity     Interest      Notation
           Loan         Principal       Principal     Date         Rate          Made By
                        Repayment       Balance
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
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